Investor Questions and Answers: July 18, 2024 We encourage current shareholders, potential shareholders, and other interested parties to send questions to us in writing and we make written responses available on a periodic basis. The following answers respond to selected questions received through June 3, 2024. We retain the discretion to combine answers for duplicate or similar questions into one comprehensive response. If you would like to submit a question, please send an e-mail to investors@morningstar.com or write to us at the following address: Morningstar Inc. Investor Relations 22 W. Washington Chicago, IL 60602 Margins and Expense Trends 1. What do you view as your firmwide incremental margin today? How has that evolved over the last several years? Our incremental margin is driven in part by our mix of products, ongoing levels of investment, as well as the growth and scaling of our underlying businesses. While we do not disclose an incremental margin, in general we see stronger incremental margins in our license-based products where we have established more significant operating leverage. Here, we develop platforms or products that can be broadly sold across customer segments and geography (such as Morningstar Direct, Morningstar Data, and PitchBook) and we closely monitor our customer acquisition costs and lifetime value to ensure we are making the right tradeoffs. This trend is highlighted by the segment margin expansion we have seen over the last three years in both Data and Analytics and PitchBook. In our asset-based product areas, we benefit from improvements in incremental margins as we reach higher levels of assets under management. For example, our managed account offering in Morningstar Retirement has a large installed base of retirement participants and record keepers operating on similar platforms and capabilities that we have developed. That has led to margin expansion over time and the highest margin among our segments. Similar to Morningstar Retirement, we are starting to see improvements in incremental margins in Morningstar Wealth and Morningstar Indexes following investments to expand our capabilities and reflecting our focus on continuing to grow Morningstar Wealth assets under management and assets linked to our indexes. Finally, our transaction-based product areas generate strong incremental margins during periods of higher volume. We saw this with Morningstar Credit in a peak volume year in 2021. Importantly, we are prudently reinvesting in some areas to support future growth, particularly in Europe and the U.S. with a focus on corporates and areas of structured finance. Here, we are building capacity to expand coverage and capabilities. Over time we have successfully balanced investment and margin expansion through credit cycles. 2. I noticed Jason added the language “and higher” when discussing at the annual shareholder meeting the company’s goal of getting back to historical margins. Should we think that the company should be able to exceed its historical peak margins over the next several years? During his presentation at the Annual Shareholder Meeting, Jason noted that our goal was to increase our adjusted operating margins to recent historical peaks and higher. Recent peaks have been in the low 20’s percent range. (The slide which Jason was referring to when he made his comments, is on page 60 of the presentation, which is available on the Events and Presentations page of our investor relations website shareholders.morningstar.com.) Over the long term, we are focused on increasing revenues at a faster rate than adjusted operating expense growth, which we expect will lead to margin expansion and increasing free cash flow over time.

Overall Cost Breakdown and Cost Savings 3. Could you quantify the incremental overall cost savings the company can target? What additional expense levers can be pulled to structurally improve margins that are not yet optimized (e.g. third-party expenses, real estate, etc.)? Certain categories were discussed at the AGM as areas for cost savings (such as, professional fees, travel, real estate, etc.) though without quantification. It would be useful to investors to receive a more detailed breakdown of costs on an absolute dollar basis for 2023 (ideally, annually and quarterly) by category (e.g. compensation & benefits, stock-based compensation, professional fees, travel & related activities, advertising & marketing, sales commissions, infrastructure costs, and other) and management’s latest thinking across each of these areas. Slide 38 in the recent quarterly investor presentation helps on disclosure of year-to-year change, but it does not provide us with the baseline $ figures, so investors do not know how big each category is or what the YOY growth rates are. As we shared at the Annual Shareholders’ Meeting, we’re focused on controlling costs across multiple expense categories, the largest of which is compensation and benefits. In 2023, compensation and benefits related expenses (including bonus), taken together with other compensation-related costs including sales commissions and stock-based compensation, accounted for a little more than two-thirds of operating expenses. That included $52.8 million of stock-based compensation, as disclosed in our financial statements. We’re also focused on other areas of discretionary costs including professional fees and real estate expenses. In some cases, we expect declines in certain expense categories and in others, we are focused on ensuring the rate of growth is consistent with our ability to expand margins over time. As per our policy, we do not provide quantitative guidance or projections of expense trends. We have increased our disclosure on expense categories, cost-saving efforts, and drivers of growth in recent periods. We continue to assess our disclosure practices in alignment with our mission and policies and in response to shareholder feedback, and are considering possible enhancements, including more disclosure in certain expense categories. PitchBook 4. Could you describe your pricing philosophy for PitchBook, and specifically how you balance your pricing power with driving renewals? Our pricing philosophy for PitchBook is to offer simple, all-inclusive pricing that reflects the value we offer to clients while supporting the ongoing expansion of client relationships over time. As we build the breadth and depth of our data and research and make improvements to the user experience, we believe that we have a compelling value proposition and over time will have the opportunity to raise prices to reflect this value. In January 2024, for example, we raised the list price for new logos. We also typically see price increases at renewal. At the same time, we put a high priority on ensuring that we can grow with our clients, which shows up in renewal rates and an increased user base and, we believe, creates more value in the long term than might be offered by steeper, short-term increases in price. Specific to the LCD transaction and integration, we did not increase pricing as much as we might have been able given the expanded data and research available to both legacy LCD and PitchBook clients following the acquisition. Instead, our focus has been on introducing both groups of clients to the broader data sets and capabilities now available on the PitchBook platform. Building on the integration of LCD news, research, and data on the PitchBook platform, we now see additional opportunities to expand relationships at renewal. PitchBook’s pricing strategy offers two options for clients: • Seat-based licenses. Under this option, a defined number of users within a firm have access to PitchBook; and • Firmwide licenses. Under this option, everyone within a group or firm has access to PitchBook. Over time, we have increased the number of firms on firmwide (enterprise) licenses and expect significant revenue growth to come from continuing to pursue this strategy. Licenses are at the firm level and per user costs tend to decline with the increase in the number of users.

5. What percentage of legacy LCD customers went through their first contract renewal with PitchBook in 1Q24? What was the retention rate among these customers? Only a small percentage of legacy LCD customers renewed for the first time in 1Q 2024 (less than 5% of the total). Through June 2024 we’ve gone through a first renewal on roughly 85% of contracts that we inherited from the acquisition. This renewal process includes moving clients to a PitchBook contract and, in some cases, rationalizing pricing. In 2023 and the first quarter of 2024, the retention rate on these renewals was roughly in line with what we experience for our broader PitchBook client base. With the substantial completion of the LCD integration, LCD news, data, and research is available on the PitchBook platform, and we are now focused on moving clients off the legacy LCD product and onto the PitchBook platform. PitchBook is on track to fully complete this transition by the end of the year. 6. PitchBook growth rate: Why was PitchBook Platform (including LCD) slower than the standalone PitchBook product (excluding LCD) in Q4’23? What drove the Q1’24 sequential YOY growth change in PitchBook Platform including LCD (13.6% in Q4’23 vs 13% in Q1’24)? What steps is PitchBook taking to reaccelerate its growth when combined LCD from here? To address your questions, it might be helpful to first revisit our expectations and experience with LCD in the first 18 months following the acquisition, which closed in June 2022. During this period, we were focused on the integration of LCD capabilities onto the PitchBook platform, moving LCD clients onto PitchBook contracts, and customer retention. We believe that we have largely been successful in these efforts and LCD has performed in line with our expectations. The LCD integration is now complete and the PitchBook platform’s capabilities are improved relative to the legacy LCD product for LCD news, research, and data. Meanwhile, in 2023 and the first quarter of 2024, LCD retention rates were in line with PitchBook retention rates and, in the first quarter of 2024, revenue from clients who had an LCD account at any time grew at a very similar rate to revenue associated with clients who never had an LCD account compared to the prior- year period. That said, as we understood at the time of the acquisition there was limited overlap between LCD and PitchBook clients. In some cases, this resulted in a small amount of expected customer leakage. In addition, as we transitioned legacy LCD clients to PitchBook contracts and seat-based pricing we also saw some clients reevaluate and rationalize user counts. Finally, as we reviewed client contracts following the LCD acquisition, we realized that there was a small amount of revenue initially tagged to PitchBook following the acquisition in 2022 that was related to LCD indexes; in later quarters, associated revenue was recognized as Morningstar Index revenue. To provide more color on the overall LCD trend, as we noted in a March 2024 response, LCD accounted for a little less than $50 million of PitchBook revenue in 2023, while LCD revenue included in the Morningstar Indexes product area totaled roughly $9 million. That compares to the $56 million in revenue that LCD generated in 2021. In Q4 2023, we reported growth of 19.1% for the PitchBook product area (ex-LCD) and, in our Q1 2024 quarterly supplemental deck, we shared that the Q4 2023 growth rate for the combined PitchBook platform and LCD product area was 13.6% compared to the prior-year period. The difference in the growth rates was due to two primary factors. The first was simply the inclusion of LCD in the totals. As we noted above, LCD has performed in line with our expectations, but did not contribute meaningfully to overall PitchBook segment growth in 2023. Given the LCD trend, the combined growth rate for PitchBook and LCD was slower than the standalone growth rate reported for PitchBook. The second driver of the trend you observe was that we started to transition LCD clients to PitchBook licenses in the second half of 2023, making it increasingly difficult to isolate LCD revenue from PitchBook platform revenue. In 2023, we believe that a small proportion of revenue reported in the PitchBook product area was attributable to LCD, contributing to slightly higher reported revenue growth for the PitchBook product area when we reported it on a standalone basis in the third and fourth quarters of 2023. Due to this transition and the completion of the integration of LCD news, data, and research on the PitchBook platform, we combined reporting for the PitchBook platform and LCD starting in Q1 2024 and provided historical quarterly revenue growth rates. As you note, combined PitchBook and LCD growth compared to the relevant prior-year quarter slowed modestly to 13.0% in Q1 2024 from 13.6% in Q4 2023. Overall, the slower growth rate in recent quarters including Q1 2024, reflects certain areas of softness in the market that we have been highlighting, including corporates. As we have noted, PitchBook revenue correlates to fundraising and private capital trends. In the trailing 12 months ended March 31, 2024, private capital raised fell 7.2%, as detailed in PitchBook’s Global Private Market Fundraising Report. We remain focused on driving growth at PitchBook. We continue to invest in data, research, and product enhancements on the PitchBook platform. For example, in June 2024, PitchBook integrated Business Development Company (BDC) and Collateralized Loan Obligation (CLO) datasets on the platform, important additions for credit market participants tracking investment opportunities and managing risk. PitchBook has also enhanced its go-to-market marketing processes to increase visibility for PitchBook’s expansive offering for credit market participants. Building on the integration of LCD news, research, and data on the PitchBook platform, we have seen increasing opportunities to expand relationships at renewal. 7. PitchBook renewal rate: What steps is PitchBook taking to improve renewal rates (112% in 2023) towards historical levels? Should 2024 renewal rates be higher or lower than 2023 given the current environment & business trajectory and why? Rod described core VC/PE renewal rates as “healthy” though can we better quantify renewal rates by segment (Core Investor, Corporates, etc.) or better breakdown the underlying drivers (price vs seat growth, etc.), so investors may better understand what is driving the change in renewal rates? As we discussed in a related response this month, we seek to expand our client relationships over time with a focus on the strong opportunity we have with our core clients. This is a key part of our growth strategy and supports our annual renewal rates. In particular, we continue to make investments in the data, research and analytics offered on the PitchBook platform as well as improvements to the user experience. As we noted in a related question this month, now that the integration of LCD news, research, and data onto the PitchBook platform is complete, we are seeing increased opportunities for expansion at renewal. Annual revenue renewal rates fell from 127% in 2021 (a particularly strong year for PitchBook) to 121% in 2022 and 112% in 2023. Between 2017 and 2022 annual revenue renewal rates averaged 121%. We do not disclose renewal rates beyond the key product area level; however, we can provide some context on key drivers. As we noted in a March response, the decline from 2022 to 2023 partially reflected the impact of a more challenging environment which resulted in higher churn for noncore clients as well as more limited expansion with renewing clients than in prior periods, with the biggest challenges in our corporate (company) client segment. To provide additional context, we track historical revenue renewal rates by client size. We saw declines across our largest (enterprise) clients, middle market clients, and small and medium sized business clients between 2021 and 2023, with the decline in our enterprise clients’ rates concentrated in 2023. Throughout the period, our highest annual revenue renewal rates were in our enterprise client group, followed by our middle market clients; our lowest annual revenue renewal rates were with small and medium sized businesses. We also look at annual revenue renewal rates by company type. In 2023, we saw the highest annual revenue renewal rates for credit investors/market participants and, to a lesser extent, private equity. Corporates had the lowest annual revenue renewal rates by a significant margin with the lowest rates for corporates in our small and medium sized business client group; asset managers had the next lowest rates. We do not provide guidance on future expected annual revenue renewal rates; however, we do note that Q1 2024 annual revenue renewal rates were in line with Q1 2023 annual revenue renewal rates across client size. 8. PitchBook profitability & incremental margins: Management has stated that PitchBook margins can reach Data Analytics segment margins over time. How much incremental cash profits can flow-through for new each dollar of revenue (in 2023, this approximated 49% incremental EBITDA margin excluding SBC)? How do you weigh much of this incremental profit gets reinvested for growth vs drop to operating profits? What steps are underway within PitchBook to drive higher incremental profitability? We are very pleased with PitchBook’s growth and profitability since our acquisition and the resulting value creation. PitchBook segment margins increased from 18.4% in 2021 to 26.8% in 2023. As a SaaS-based platform, Pitchbook’s profit and margin compares favorably to other software and data businesses, particularly at the current levels of revenue. We monitor commonly used SaaS-based performance metrics carefully, including our customer acquisition costs and customer lifetime values. The relationship between these metrics continues to be attractive and is generating strong returns. You have seen over time that we have built a business model with high operating leverage. While we think PitchBook can approach Data and Analytics margins over time, we remain focused on the long term and continuing to balance the right level of investment in data, research, and platform capabilities to capitalize on what we still believe is a significant global market opportunity. 9. PitchBook Leadership: With John Gabbert stepping aside, what are Rod Diefendorf’s top priorities for PitchBook? How will PitchBook look different under his leadership/stewardship compared with John Gabbert? How many individuals are part of the PitchBook management 2025 stock comp plan? Walk us through the bench strength underneath Rod to complement his strengths. One of the key goals of our strategic planning process is that the resulting plans should be durable and long-term oriented. This means that our goal is to ensure that a leadership transition alone does not lead to a strategy change. In that vein, we anticipate no material changes in strategy or prioritization with Rod stepping in to lead PitchBook. In fact, the strategy he now owns execution of is one he worked to develop with John and others over time, and one that’s regularly reviewed by the board in yearly special strategy sessions. Central to that strategy is to lead in all areas of private market data and research by continually expanding the breadth and depth of our data and product capabilities to meet evolving private market investor needs. Current priorities in support of that strategy include continuing to expand our coverage of private companies, credit, and funds, in part through bolstering our global coverage, most notably in APAC and emerging markets. At the same time, we continue to add high-value financial data for entities currently under coverage and are working to build unique analytics, IP and market intelligence to help customers make investment decisions. To support operational efficiency and deliver value to our customers quickly, the team is also focused on ensuring close alignment across teams. That’s included go-to-market efforts to increase product engagement and drive client engagement and sales, with a recent emphasis on the private credit and bank loan capabilities now available on the platform with the completion of the LCD integration. As PitchBook’s COO since 2016, Rod provides stability and continuity for the business. He is deeply engaged in PitchBook’s strategy and has played an instrumental role in PitchBook’s ongoing scaling of its operations. Supporting Rod is a strong, long-tenured leadership team, with expertise in sales, research, customer success, finance, and other functions. With close to a decade of average tenure with PitchBook, this team has had a large share in its success. Its members include:  • Paul Santarelli, Chief Sales Officer  • Brett Kaluza, Chief Customer Officer  • Paul Stoddart, Chief Marketing Officer  • Joanna McGinley, Executive Vice President of Strategic Partnerships and Initiatives  • Paul Jaeschke, Chief Product Officer • Patrick Ross, Business Area Chief Finance Officer   • Amy Whaley, Chief People Officer  • Peter Escher, Chief Data Operations Officer  • Nizar Tarhuni, Executive Vice President of Research and Market Intelligence  In addition, Steve Bendt will be returning to PitchBook’s leadership team as Chief Business Operations Officer later this summer after serving as Morningstar’s chief marketing officer. John was the primary beneficiary of the PitchBook management bonus plan, and, with his departure he forfeited his unvested shares. With his departure and Rod’s promotion to President of PitchBook we are planning to terminate the plan.

License-Based Revenues 10. Why were other license-based revenues (defined as total License-based revenue less PitchBook, Morningstar Direct, Morningstar Data, Advisor Workstation, Sustainalytics Data) down so much q/q in 1Q? We see the calculation that you’re trying to perform, but changes in how we reported revenue for the PitchBook product area affect the result. Through Q4 2023, we reported the PitchBook product area on a standalone basis. Revenue from the legacy Leveraged Commentary & Data (LCD) product was excluded from that calculation but included in total license-based revenue. In Q1 2024, we started reporting on the combined PitchBook and LCD product area. When you do the math you outline above, you are primarily seeing the impact of LCD revenue being included in “other” license-based revenues in Q4 2023 but not in Q1 2024. In addition, a small proportion of PitchBook revenue related to advertising sales was reclassified from license-based to transaction-based starting in Q1 2024. Finally, we’d note that Morningstar Indexes and Morningstar Credit also have revenues that are license-based, and a small portion of Morningstar Sustainalytics revenue related to second-party opinions is transaction-based, not license-based. However, revenue classifications for these products did not significantly affect the overall trend you observe. You can see a more detailed breakdown of revenue by type and segment for Q1 2024 on p. 31 of our Q1 2024 10-Q. Morningstar Credit 11. Could you please explain why Morningstar Credit has reported roughly flat sequential revenues last quarter despite the strong rebound of bond issuance across all products (including structured finance) globally in Q1 2024 vs Q4 2023 which drove a significant QoQ increase to ratings revenues at some of your peers? In Q1 2024, Morningstar Credit reported revenues of $60.3 million, an increase of 29% from Q1 2023, but roughly flat (- 2%) compared to Q4 2023. We’d note that historically the fourth quarter has often been a relatively strong quarter for credit agency transaction-based revenues, while the first quarter has often been closer to average. You’re also correct that the sequential trend differed from our largest competitors’, who experienced stronger growth compared to Q4 2023. On a sequential basis, we saw increases in Canada, relatively flat revenue in the U.S., and lower revenue in Europe. Revenue related to fundamental ratings (corporates and financial institutions) increased modestly from Q4 2023 to Q1 2024, while revenue related to structured finance ratings activity decreased. The divergence in growth reflects differences in the mix of Morningstar DBRS credit ratings activity compared to that of our larger peers. First, a smaller proportion of Morningstar DBRS’ revenue (37% in Q1 2024) is attributable to fundamental ratings. A major driver of our largest competitors’ results on a year-over-year and quarter-over-quarter basis was an increase in corporate ratings revenue. This growth was driven by increased ratings activity in U.S. investment- grade and high-yield corporate debt, and we have a smaller share of these areas outside of Canada. Even within structured finance, which accounted for 56% of Morningstar DBRS revenue in Q1 2024, we have a different mix of business than our competitors. Morningstar DBRS commercial and residential mortgage-backed securities ratings revenue increased by double digits in Q1 2024 on a sequential basis. However, we have limited exposure to collateralized loan obligations, which saw strong growth in the quarter, driven in part by refinancing-related ratings activity which typically goes to the ratings provider on the original transaction. Meanwhile, in the asset-backed securities (ABS) sector, Morningstar DBRS had limited exposure to securities backed by prime auto loans and credit cards, which were a major driver of issuance in the sector in Q1 2024. ABS-related revenue decreased meaningfully on a sequential basis compared to a particularly strong Q4 2023 when Morningstar DBRS benefited from issuance in so-called “esoteric” ABS and student loan ABS, areas where we’re more active. Despite the first quarter trend, we continue to see opportunity for mid-sized credit rating agencies such as Morningstar DBRS to gain market coverage, with good growth opportunities in areas including private credit and esoteric asset-backed securities, where we believe we’re better able to compete with the larger credit agencies compared to the public corporate bond markets with its prevailing index eligibility guidelines.

Morningstar Direct 12. Could you share the customer mix by customer type (wealth, asset manager, broker-dealer, etc.) within Morningstar Direct? Asset managers accounted for a little more than half of Morningstar Direct annual recurring revenue (ARR) through March 2024, while advisors (including those in captive advisor networks, independent registered investment advisors and family offices, banks, and trusts) accounted for a little more than a third of ARR. The remainder was roughly evenly split between the buy side, redistributors, and retirement-focused clients (consultants, plan sponsors, etc.). Sales Commissions 13. Your recent 2 10-Ks have indicated that the period of transfer for sales commissions was approximately three years. Prior to that, the period of transfer was two to three years. Can you indicate what drove this change? In addition, does each segment have a segment-specific period to amortize sales commissions? If so, can you please disclose the period to amortize sales commissions on average by segment? If you can’t do by each segment, please disclose for PitchBook specifically since we can now see the segment level operating margins, but we can’t see segment level working capital or cash conversion. In keeping with current accounting guidance, since January 2018 we have amortized sales commissions for our license- based products over the shorter of the weighted-average customer life or the useful life of our software, which we estimate to be 36 months, with costs aggregated by legal entity on a geographical basis. We apply the accounting guidance across our legal entities. As of year-end (December 31) 2018, 2019, 2020, and 2021, our weighted-average customer life was between two and three years for at least one legal entity or geography and, as a result, we amortized sales commissions over a period of two to three years for these legal entities and geographies (based on the weighted-average customer life). We amortized sales commissions over a period of three years for legal entities and geographies, which had a weighted-average customer life of more than three years. As of year-end 2022 and 2023, our weighted average customer life exceeded three years across legal entities and geographies, and as a result, the period of transfer was approximately three years, consistent with the useful life of our software. Across the business there is no difference in how we amortize sales commissions directly attributable to obtaining a customer contract; these generally relate to license-based products. Sales commissions, which are not considered directly attributable to obtaining a customer contract, generally related to non-license-based products, are expensed as incurred. Cash Flows 14. Can you directionally comment on assumed tailwinds or headwinds to FCF from working capital and deferred revenues simply due to the change of business mix over the next 3-to-5-year period?   Over time, we have experienced headwinds and tailwinds to operating cash flow related to business mix, largely due to volatility in markets and the impact on cash earnings in our asset-based and transaction-based product areas. In our license-based areas, higher deferred revenues are a good thing and reflect stronger billings in for our products. Overall, we are focused on optimizing our working capital by driving down days sales outstanding through further scaling and automation of our invoicing and collections process. Over time, we expect these efforts should provide tailwinds to operating cash flow. Regarding capital expenditures (which are deducted from operating cash flow to calculate free cash flow), we expect headwinds to largely come from future real estate decisions. As we look to optimize our real estate footprint, we are consolidating certain locations which will reduce rent but require capital to remodel or refit new or existing locations. We expect this activity will include some of our larger markets including Canada, New York, and Mumbai.